UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 21, 2009

Date of Report (Date of earliest event reported)

VITRAN CORPORATION INC.

(Exact name of registrant as specified in its charter)

Ontario, Canada	000-26256	98-0358363
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

185 The West Mall, Suite 701, Toronto, Ontario, Canada	M9C5L5
(Address of principal executive offices)	(Zip Code)

416-596-7664

Registrant's telephone number, including area code

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement

Securities Purchase Agreement

On September 21, 2009, Vitran Corporation Inc. (the “Company”) completed a private placement (the “Private Placement”) of 2,698,282 common shares (the “Shares”) to several accredited investors pursuant to a securities purchase agreement (the “Securities Purchase Agreement”) entered into on September 17, 2009.  The entering into of the Securities Purchase Agreement was previously disclosed in Item 1.01 of the Current Report of the Company filed with the Securities and Exchange Commission (the “SEC”) on September 18, 2009.  The Securities Purchase Agreement was attached as an exhibit to that previously filed Form 8-K.  In connection with the completion of the Private Placement, the Company also confirmed the effectiveness of Amendment No. 6 to its syndicated lending agreement (the “Amending Agreement”).  The entering into of the Amending Agreement was also previously disclosed in Item 1.01 of the Current Report of the Company filed with the SEC on September 18, 2009.

On closing of the Private Placement, the Company entered into a registration rights agreement with the investors pursuant to which the Company has agreed to file a registration statement with the SEC as soon as practicable, but in no event later than 30 days following the closing under the Private Placement.  The registration statement will register for resale the Shares issued to the investors in an offering to be made on a continuous basis pursuant to Rule 415 promulgated by the SEC pursuant to the Securities Act of 1933, as amended (the “Securities Act”). The Company also agreed to use its commercially reasonable best efforts to have the registration statement declared effective as soon as practicable after the filing date of the registration statement, but in any event no later than the 90th day after the closing date. The Company has agreed to keep the registration statement continuously effective pursuant to Rule 415 at all times until the earlier of (i) the date as of which the investors may sell all of the Shares covered by the registration statement without limitation or restriction pursuant to Rule 144 (or any successor thereto) promulgated under the Securities Act without the requirement for the Company to be in compliance with the current public information requirements under Rule 144, or (ii) the date on which the investors shall have sold all of the Shares covered by the registration statement. If the Registration Statement (i) has not been filed by the date required above, or (ii) has not been declared effective by the SEC on or before the date that is 90 days after the closing date, then the Company will be obligated to pay as a partial remedy to the investors in an amount equal to 1.0% of the aggregate purchase price for the registrable securities purchased by the investors, for each 30-day period, or pro rata for any portion thereof, following the date by which the Registration Statement should have been filed or declared effective; provided, however, that the aggregate amount of such payments shall not exceed 10% of the aggregate purchase price for the registrable securities purchased by the investors.

In addition, certain officers of the Company and all of the directors have entered into lock-up agreements in favor of the investors whereby such officers and directors have agreed not to sell any securities of the Company held by them from the date of closing until 30 days after the earlier of (i) the date on which the registration statement described above is declared effective by the SEC, and (ii) the date on which the investors under the Private Placement may resell the Shares without registration under Rule 144 of the Securities Act.

The foregoing summary of the terms of the registration rights agreement is subject to, and qualified in its entirety by, the registration rights agreement, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference. The description set forth in Item 3.02 below is incorporated by reference into this Item 1.01.

Item 3.02    Unregistered Sales of Equity Securities

On September 21, 2009, the Company completed the sale of an aggregate of 2,698,282 common shares, no par value upon closing of the Private Placement described above in Item 1.01 of this report.  The Shares were issued at a price of $8.50 per share, for aggregate gross proceeds of approximately $23.0 million.  The description set forth above in Item 1.01 of this report is incorporated by reference into this Item 3.02.

The Shares were offered and sold in the Private Placement to several accredited investors without registration under the Securities Act, or the securities laws of certain states, in reliance on the exemptions provided by Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws.  Each investor represented that the investor qualified as an “accredited investor,” as defined under Rule 501(a) of Regulation D.  All Shares were issued as restricted securities and the certificates representing the shares were endorsed with legends confirming that the Shares had been issued without registration under the Securities Act and cannot be sold or otherwise transferred without registration under the Securities Act or an exemption from such registration requirements.

Item 7.01    Regulation FD Disclosure

On September 21, 2009 the Company issued the attached news release entitled “Vitran Corporation Inc. Completes US$23 Million Private Placement Offering” announcing that it has completed the private placement offering described in Item 1.01 and Item 3.02 of this Report. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Report, including the exhibits attached hereto which are incorporated herein by reference, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01    Financial Statements and Exhibits

(d)           Exhibits.

The following exhibits are attached to this Current Report on Form 8-K:

Exhibit No.	Description
10.1	Registration Rights Agreement. (1)
99.1	News Release dated September 21, 2009. (1)

(1)	Filed as an exhibit hereto

SIGNATURES

Pursuant to the requirements of the Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VITRAN CORPORATION INC.

Date: September 22, 2009	By:	/s/ Sean Washchuk
Sean Washchuk, Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Registration Rights Agreement (1)
99.1	News Release dated September 21, 2009 (1)

(1)	Filed as an exhibit hereto